SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 1996

                        SYMONS INTERNATIONAL GROUP, INC.

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)


       001-12369                                        35-1707115
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(Commission File Number)                    (IRS Employer Identification No.)



4720 Kingsway Drive
Indianapolis, Indiana                                     46205
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (317) 259-6300



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Item 5.  Other Events


     The Registrant previously submitted an unexecuted copy of the Underwriting Agreement, dated November 4, 1996, among the Registrant, Goran Capital Inc., Advest, Inc. and Mesirow Financial, Inc. (the "Underwriting Agent") as Exhibit 1 to its Registration Statement on Form S-1 (Registration No. 333-9129). The Registrant hereby submits an executed, final copy of the Underwriting Agreement, attached as Exhibit 1.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit 1 -- Underwriting Agreement, dated November 4, 1996, among the Registrant, Goran Capital Inc., Advest, Inc. and Mesirow Financial, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SYMONS INTERNATIONAL GROUP, INC.


                                  By:      /s/ David L. Bates
                                           David L. Bates, Vice President,
                                           General Counsel and Secretary

Dated:   November 15, 1996